VALIC COMPANY I

Supplement to the Summary Prospectus dated October 1, 2010

This supplement supersedes the supplement filed on December 30, 2010

Large Cap Core Fund. On the Fund Summary in the section titled “Investment Adviser,” the disclosure with respect to Walter McCormick and Emory Sanders are deleted in their entirety. Effective January 18, 2011, the Fund is managed by a team of portfolio managers including W. Shannon Reid, CFA, Senior Portfolio Manager (team leader), David M. Chow, CFA, Portfolio Manager and Jay Zelko, Portfolio Manager.

Date: January 21, 2011